UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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HEARTLAND GROUP, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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[HEARTLAND GROUP, INC. LETTERHEAD]

February 1, 2008

Dear Shareholder,

The enclosed proxy statement relates to the election of six nominees to the Board of Directors of Heartland Group, Inc. A Special Meeting of Shareholders will be held on February 26, 2008 at the offices of Heartland Group, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, for this purpose.

The nominees include four current directors (Robert Rudell, Dale Kent, Michael Dunham and me) and two new nominees (Ward Armstrong and Kenneth Kavajecz) selected by an independent Nominating Committee of the Board. If all nominees are elected, the Board will consist of five independent directors and me. The independent director candidates are experienced and qualified, and should well serve your interests as shareholders of the Heartland Funds.

Your vote is important! Whether or not you expect to attend in person, we urge you to vote your shares. You may vote by signing, dating, and returning the enclosed proxy card in the envelope provided. Promptly voting your shares will save us the expense and extra work of additional solicitation. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option. Please read the enclosed Proxy Statement and proxy card for more detailed instructions.

Thank you for your continued confidence in our family of funds.

Very truly yours,

/s/ William J. Nasgovitz
WILLIAM J. NASGOVITZ, President

HEARTLAND GROUP, INC.

Heartland Select Value Fund
Heartland Value Plus Fund
Heartland Value Fund

789 North Water Street, Suite 500
Milwaukee, Wisconsin 53202
Telephone: (800) 432-7856
www.heartlandfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
ON FEBRUARY 26, 2008

TO THE SHAREHOLDERS OF EACH MUTUAL FUND SERIES OF HEARTLAND GROUP, INC.:

A Special Meeting of Shareholders (the “Meeting”) of Heartland Group, Inc. (the “Company”) will be held on Tuesday, February 26, 2008, at 11:00 a.m., Central Standard Time, at the offices of the Company, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, for the following purposes:

1.	To elect six directors; and

2.	To transact such other business as properly may come before the meeting or an adjournment thereof.

Shareholders of record at the close of business on November 30, 2007 will be entitled to vote at the Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Paul T. Beste
PAUL T. BESTE Vice President and Secretary

Milwaukee, Wisconsin
February 1, 2008

HEARTLAND GROUP, INC.

Heartland Select Value Fund
Heartland Value Plus Fund
Heartland Value Fund

789 North Water Street, Suite 500
Milwaukee, Wisconsin 53202
Telephone: (800) 432-7856
www.heartlandfunds.com

PROXY STATEMENT

SOLICITATION

This Proxy Statement is being furnished by the Board of Directors (the “Board”) of Heartland Group, Inc., a Maryland corporation (the “Company”), to the shareholders of each mutual fund series of the Company (each a “Fund,” and collectively, the “Funds”) in connection with the solicitation of proxies for use at a special meeting of shareholders (the “Meeting”) to be held on Tuesday, February 26, 2008, at 11:00 a.m., Central Standard Time, at the offices of the Funds, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, or any adjournment thereof. The Board is soliciting your proxy with respect to the election of six nominees to the Board of Directors of the Company.

The Board is conducting the solicitation of proxies for use at the Meeting principally through the mailing of this Proxy Statement and the accompanying proxy card. Officers and employees of the Company and Heartland Advisors, Inc. (the “Advisor”), the investment advisor to the Funds, may also solicit shareholder proxies in person, by telephone, or by facsimile. The Company will also engage an outside firm to assist in the solicitation and tabulation of proxies.

The Funds will pay for all costs and expenses associated with the solicitation of proxies by the Board, including costs relating to the printing, mailing, and tabulation of the proxies. Such expenses will be allocated among the Funds based upon their relative value of net assets. Upon request, the Funds will also reimburse brokers, dealers, banks and voting trustees, and other nominees for the reasonable expenses they incur by forwarding these proxy materials to the beneficial owners of shares, which such nominees hold of record. The Funds may retain the services of a third party to assist with this solicitation of proxies. The total estimated cost of this proxy solicitation (including the fees of the proxy solicitation firm) across all Funds is estimated to be $100,000.

This Proxy Statement and the accompanying materials are being mailed to shareholders on or about February 1, 2008.

VOTING INFORMATION

Shareholders Eligible to Vote

The Board has determined that shareholders of all of the Funds as of the close of business on November 30, 2007 (the “Record Date”) are entitled to notice of the Meeting and are eligible to vote at the Meeting (or any adjournment thereof) on the election of directors.

Number of Votes

The number of shares of the Funds outstanding as of the Record Date is set forth below. Shareholders will be entitled to one vote per share (and one fractional vote for each fractional share).

Fund Name	Number of Outstanding Shares
Heartland Select Value Fund	11,635,436.092
Heartland Value Plus Fund	9,248,033.121
Heartland Value Fund	36,147,855.556
TOTAL SHARES OF ALL FUNDS	57,031,324.769

Quorum

In order for action to be taken at the Meeting, there must exist a quorum of shareholders eligible to vote. The presence at the Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the shares outstanding and entitled to vote constitutes a quorum, abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. However, because the election of directors is uncontested and considered to be a routine matter, brokers and other shareholders of record may vote proxies in their discretion if they do not receive voting instructions from the beneficial owners of the shares.

Votes Required for Election of Directors

Shareholders of each Fund will vote together as a single class on the election of directors. In order for a nominee to be elected as a director, the nominee must receive a plurality of the votes cast by holders of shares of the Funds represented in person or by proxy and entitled to vote at the Meeting, assuming the existence of a quorum. “Plurality” means that the individuals who receive the highest number of votes are elected as directors, up to the maximum number of directors to be chosen. There is no cumulative voting for the election of directors. Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in the election of directors. If elected at this Meeting, the nominees will continue as directors until their service terminates by reason of resignation, retirement, removal, death or election of a replacement. Because neither Maryland General Corporation Law nor the Bylaws of the Company requires that directors be elected annually or regularly, the directors' term will be indefinite in length. However, the Investment Company Act of 1940 (the “1940 Act”) requires that at least two-thirds of the directors then serving on the Board be elected by shareholders. Because less than two-thirds of the current nominees for director have been elected, this election of directors is necessary.

Shareholders may not vote for a greater number of persons than the six nominees. Should any of these nominees become unable or unwilling to accept nomination or election, due to a circumstance that is not anticipated, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Nominating Committee of the Board of Directors may recommend.

Execution of Proxies

A shareholder may vote at the Meeting in person or by a duly executed proxy. Shares represented by properly executed proxies received by the Company will be voted at the Meeting and any adjournment thereof in accordance with the terms of such proxies. If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted “FOR” the election of all six nominees to the Board of Directors. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Meeting. The Board presently does not anticipate that any other matters will be considered at the Meeting.

Revocation of Proxies

A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

ELECTION OF DIRECTORS

At the Meeting, shareholders of the Funds will be asked to elect the following six nominees to the Board of Directors of the Company:

Ward D. Armstrong
Michael D. Dunham
Kenneth A. Kavajecz
Dale J. Kent
William J. Nasgovitz
Robert A. Rudell

The nominees include four existing directors and two new nominees. William J. Nasgovitz, Dale J. Kent, Micheal D. Dunham, and Robert A. Rudell all currently serve on the Board of Directors. Ward D. Armstrong and Kenneth A. Kavajecz , who are not presently directors of the Company, are also being nominated to serve on the Board. If elected, the six nominees will comprise the entire Board.

The table below provides information about the six nominees for election to the Company's Board of Directors.

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships(1) Held by Director
Interested Director:

William J. Nasgovitz* 789 North Water Street Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

Independent Directors:

Ward D. Armstrong 6898 Edgebrook Place Eden Prairie, MN 55346 Birthdate: 01/54	Director Nominee	—	President and Chief Executive Officer, Ameriprise Retirement Services, since 1996;Chairman, Ameriprise Trust Company, since 1996.	3	None

Michael D. Dunham 12000 West Park Place Milwaukee, WI 53224 Birthdate: 07/45	Director	Since 1/04	Chairman of the Board, Merge Technologies, Inc. since July 2006; President and Owner of Dunham Global Associates, Ltd., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiology imaging and information integration solutions)

Kenneth A. Kavajecz University of Wisconsin School of Business 975 University Avenue Madison, WI 53706 Birthdate: 03/66	Director Nominee	—	Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003.	3	None

Dale J. Kent 1900 South 18th Avenue West Bend, WI 53095 Birthdate: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	3	None

Robert A. Rudell 789 North Water Street Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present; Director, Vantagepoint Funds, March 2007 to present.

*
An “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. For more information, see “Election of Directors - Interested Persons Nominated for Director” below.

(1)
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Interested Persons Nominated for Director

Mr. Nasgovitz is an “interested person” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because of his position as President of the Company and as President of the Advisor.

Material Transactions with Directors of the Company

The Advisor to the Funds leases space for its principal business offices at 789 North Water Street, Suite 500, Milwaukee, Wisconsin, from the building owner, Water Street Investments, LLC, with annual rental payments aggregating approximately $828,000. The owners of Water Street Investment, LLC include William J. Nasgovitz (a director of Company and President of the Advisor) who owns 85% and Kevin Clark (an officer of the Advisor) who owns 15%.

Other than as disclosed above, no director nominee who is not an interested person of Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor, ALPS Distributors, Inc., the Funds' distributor (“ALPS”), or any person directly or indirectly controlling, controlled by or under common control with the Advisor or ALPS, which exceeds $120,000. In addition, no director nominee who is not an interested person of Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was Company; an officer of Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the Advisor as its investment advisor or ALPS as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or ALPS; the Advisor or ALPS; an officer of the Advisor or ALPS; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or ALPS, or an officer of any such “control” person. No director nominee who is not an interested person of Company, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Funds beneficially owned, as defined by Rule 16a-1(a)(2) under the Exchange Act, by each director and director nominee as of November 30, 2007.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Company
Ward D. Armstrong(1)	None (Select Value) None (Value Plus) None (Value)	None

Michael D. Dunham	Over $100,000 (Select Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Kenneth A. Kavajecz(1)	None (Select Value) None (Value Plus) None (Value)	None

Dale J. Kent	$10,001-$50,000 (Select Value) $10,001-$50,000 (Value Plus) $50,001- $100,000 (Value)	Over $100,000

William J. Nasgovitz	Over $100,000 (Select Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Robert A. Rudell	$10,001-$50,000 (Select Value) $10,001-$50,000 (Value Plus) $10,001-$50,000 (Value)	Over $100,000

(1) Ward D. Armstrong and Kenneth A. Kavajecz are not currently directors but are director nominees.

Information Regarding the Board of Directors and Its Committees

The Board of Directors held 4 meetings in 2006 and 7 meetings in 2007. All members of the Board attended at least 75 percent of those meetings.

The standing committees of the Company's Board of Directors include an Audit Committee and a Nominating Committee. The Audit and Nominating Committees consist of all the independent directors.

Audit Committee. The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee's charter is available on the Funds’ website at www.heartlandfunds.com.

The Audit Committee currently consists of Mr. Kent (chairman) and Messrs. Dunham and Rudell. The Audit Committee had 5 meetings during 2006 and 4 meetings in 2007 and all of the members of the Audit Committee attended at least 75% of those meetings. If elected, Ward D. Armstrong and Kenneth A. Kavajecz will become members of the Audit Committee.

Nominating Committee. The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee may, but is not required to, consider recommendations for nominations by shareholders of the Funds. The Nominating Committee nominated all of the nominees for election to the board as described in this Proxy Statement. The Nominating Committee's charter is available on the Funds’ website at www.heartlandfunds.com.

The Nominating Committee currently consists of Mr. Dunham (chairman) and Messrs. Kent and Rudell. The Nominating Committee had 2 meetings during 2006 and 5 meetings in 2007. If elected, Ward D. Armstrong and Kenneth A. Kavajecz will become members of the Nominating Committee.

Shareholders may communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders. Such communications should be sent to the Secretary of the Funds who will review the nature of such communications and forward them to the Chair of the Board. Shareholder communications are to be sent to the following address: Heartland Group, Inc., Attention: Secretary, 789 North Water Street, Milwaukee, WI 53202.

Directors are encouraged but not required to attend meetings of shareholders of the Funds.

Information Regarding Executive Officers

The following table provides information regarding executive officers of the Company.

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.

David C. Fondrie 789 North Water Street Milwaukee, WI 53202 Birthdate: 7/49	Chief Executive Officer	Since 1/06
Director, Heartland Advisors, Inc. since May 2006; Director of Equity Research, Heartland Advisors, Inc. since 2000; employed by Heartland Advisors, Inc. in other capacities since 1994; President of Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer of Ransomes, Inc., 1987 to 1991; Senior Manager with PricewaterhouseCoopers, LLP, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.

Paul T. Beste 789 North Water Street Milwaukee, WI 53202 Birthdate: 1/56	Vice President Secretary	Since 9/97 Since 11/05
Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc. in other capacities since 1997; Director of Taxes/ Compliance, Strong Capital Management, Inc., 1992 to 1997.

Nicole J. Best 789 North Water Street Milwaukee, WI 53202 Birthdate: 9/73	Vice President and Chief Compliance Officer	Since 11/05
Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001—August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc. June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities since 1998; employed by Arthur Andersen LLP, 1995 to 1998.

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Christine Roberts 789 North Water Street Milwaukee, WI 53202 Birthdate: 8/72	Treasurer and Principal Accounting Officer	Since 1/07
Vice President and Treasurer of Heartland Advisors, Inc. since August 2006; Assistant Director—Distribution Planning of Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager with Deloitte & Touche LLP, June 2002 to May 2003; employed by Arthur Andersen LLP, 1994 to 2002.

Kimberly R. O’Connor 789 North Water Street Milwaukee, WI 53202 Birthdate: 12/71	Assistant Secretary	Since 08/07
Vice President—Director of Marketing, Communications and Client Service of Heartland Advisors, Inc. since February 2007; Vice President—Director of Shareholder and Dealer Services of Heartland Advisors, Inc., January 2002 to February 2007; employed by Heartland Advisors, Inc. in other capacities since August 1998.

(1)	Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors.

Director and Executive Officer Compensation

Directors. The Company pays the compensation of the directors who are not officers, directors or employees of the Advisor. The following compensation was paid to the directors who are not interested persons of the Company for their services during 2006 and 2007:

Director	Aggregate Compensation from Each Heartland Fund(1)		Pension or Retirement Benefits		Total Compensation from Heartland Fund Complex(1)

	2006	2007	2006	2007	2006	2007

Dale J. Kent	$2,953 (Select Value) $2,908 (Value Plus) $20,138 (Value)	$4,197 (Select Value) $3,338 (Value Plus) $24,465 (Value)	None	None	$26,000	$32,000

Michael D. Dunham	$2,725 (Select Value) $2,684 (Value Plus) $18,589 (Value)	$3,936 (Select Value) $3,130 (Value Plus) $22,933 (Value)	None	None	$24,000	$30,000

Robert A. Rudell	$2,725 (Select Value) $2,684 (Value Plus) $18,589 (Value)	$4,341 (Select Value) $3,451 (Value Plus) $25,208 (Value)	None	None	$24,000	$33,000

(1)
Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. As of December 31, 2007, there we re no participants in the deferred compensation plan.

Executive Officers. No executive officer of the Company received any compensation from the Company for 2006 and 2007. They are compensated by the Advisor as its officers and employees.

Security Ownership of Certain Beneficial Owners

As of November 30, 2007, the following persons were known to own, of record or beneficially, five percent (5%) or more of the outstanding shares of the Company in the aggregate or any Fund.

Name and Address of Shareholder	Fund	Number of Shares	Percentage of Fund Shares		Aggregate Percentage of all Company Shares
Charles Schwab & Co., Inc. ATTN: Mutual Funds 101 Montgomery Street	Select Value Value Plus Value	2,508,675.149 2,100,793.755 7,117,170.131	21.561 22.716 19.689	% % %	4.399 3.684 12.479	% % %
San Francisco, CA 94104-4122 (record holder)					20.562%

National Financial Services Corp. The Exclusive Benefit of Our Customers 200 Liberty Street	Select Value Value Plus Value	3,319,357.713 2,503,268.206 4,885,152.503	28.528 27.068 13.514	% % %	5.820 4.389 8566	% % %
New York, NY 10281-1003 (record holder)					18.775%

FII0C 100 Magellan Way KW1C Covington, KY 41015-1987 (record holder)	Select Value	1,248,437.350	10.730%		2.189%

Pershing LLC One Pershing Plaza	Select Value Value Plus	634,242.590 584,221.312	5.451 6.317	% %	1.112 1.024	% %
Product Spuport 14th Floor Jersey City, NJ 07399 (record holder)					2.136%

Control

Neither the Company nor any Fund is controlled by any person or entity. There are no arrangements known to the Company or to the directors of the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change of control of the Company. Since the beginning of the Company's last fiscal year there has been no change in control of the Company.

Legal Proceedings

On January 25, 2008, the Advisor, William J. Nasgovitz (President of the Advisor, President and a director of the Company and a portfolio manager), Paul T. Beste (Chief Operating Officer of the Advisor and Vice President and Secretary of the Company), Kevin D. Clark (Senior Vice President and portfolio manager of the Advisor) and Hugh F. Denison (a portfolio manager and Senior Vice President of the Advisor) (The Advisor, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Company, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of the Advisor’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and the Advisor’s disclosures to the Funds’ Board of Directors and investors concerning the Advisor’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: the Advisor and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the election of each nominee to the Board.

OTHER PROPOSALS

The Board is not aware of any other matters that will come before the Meeting. However, if any other business should come before the Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

INDEPENDENT AUDITORS TO THE FUNDS

The Board of Directors has selected the firm of PricewaterhouseCoopers, LLC (“PwC”), 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, to serve as the Funds' independent accountants until such time as their successors may be selected. PwC has served as the Funds' independent accountants since 1997.

PwC has no direct or indirect financial interest in the Company or the Funds except for the compensation it receives as independent public accountants to the Funds. No representative of PwC is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers, LLC

Audit Fees. The aggregate fees billed or expected to be billed to the Company by PwC for the professional services they rendered in connection with their audit and review of the Company's annual and other periodic financial statements for 2005, 2006 and 2007 were $69,300, $73,500 and $78,000, respectively.

Audit-Related Fees. There were no fees billed to the Company by PwC for assurance and related services in 2005, 2006 or 2007.

Tax Fees. The aggregate fees billed to the Company by PwC for tax compliance, tax advice, and tax planning for 2005, 2006 and 2007 were $18,500, $19,800 and $21,400, respectively.

All Other Fees. The other aggregate fees billed to the Company by PwC or the fiscal years ended 2005, 2006 and 2007 were $12,250, $7,000 and $6,700, respectively. These fees were related to discussions regarding spillback dividends, preliminary review of excise calculations and review of equalization.

All of PwC's hours spent on auditing the Funds' financial statements were attributed to work performed by full-time permanent employees of PwC.

The Audit Committee has considered the provision of non-audit services by PwC to the foregoing entities and has determined that the provision of such services by PwC are compatible with PwC maintaining its independence.

Audit Committee's Pre-Approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services rendered to the Funds, as well as all non-audit services provided to the Advisor and any entity affiliated with the Advisor with respect to any engagement that relates directly to the operations and financial reporting of the Funds. In accordance with its policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during fiscal 2005, 2006 and 2007. During the past two fiscal years, the Funds did not receive any non-audit services from PwC pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

OTHER INFORMATION

Shareholder Meetings

The Company is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. The Company's Bylaws provide that the Company is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of the Company or of any of its portfolio series under the 1940 Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of the Company and in accordance with the 1940 Act.

Shareholder Proposals

Shareholders of any Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of the Company at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any other shareholder meetings for the Funds in 2008, other than the Meeting.

Address of Investment Advisor, Distributor, and Other Service Providers

The principal office of the Company's investment advisor, Heartland Advisors, Inc., is located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202. The principal office of the distributor of shares of the Funds, ALPS Distributors, Inc., is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Company’s Custodian, Brown Brothers Harriman & Co., is located at 40 Water Street, Boston, Massachusetts 02109. The Company's transfer and dividends distribution agent, Citi Fund Services Ohio, Inc., is located at 3435 Stelzer Road Columbus, Ohio 43219.

Annual and Semi-Annual Report Delivery

The Company will furnish, free of charge, a copy of the Funds' most recent Annual Report and Semi-Annual Report to any shareholder upon request. Contact the Company at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 or call 1-800-432-7856. They are also available on the Funds’ website at www.heartlandfunds.com.

Delivery of Documents to Security Holders Sharing an Address

The Company may deliver a single Proxy Statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.” If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which we will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling the Company at 1-800-432-7856 or by writing to the Company at the address provided above.

NOTES

NOTES

NOTES

[Heartland Funds Logo]
P.O. BOX 9112
FARMINGDALE, NY 11735

HEARTLAND GROUP, INC.
PROXY

FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 26, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Nasgovitz and Paul T. Beste, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Meeting of Shareholders of Heartland Group, Inc., on Tuesday, February 26, 2008, at 11:00 a.m., Central Standard Time at the offices of the Company, located at 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.

Date_______________________________. 2008

(Please sign exactly as name appears at left)

Signature(s) (if held jointly)            (Sign in the Box)

(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

When properly signed, shares represented by this proxy will be voted as directed by the shareholder.
IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH DIRECTOR NOMINEE LISTED IN THE PROPOSAL.
In their discretion, the proxies are authorized to vote upon such other business as may come before the Meeting.

1.	Proposal to elect the six nominees to serve on the Board of Directors of Heartland Group, Inc.			FOR election of all nominees	WITHHOLD vote from all nominees	FOR all except

Nominees:

	(01) Ward D. Armstrong	(03) Kenneth A. Kavajecz	(05) William J. Nasgovitz	☐	☐	☐
	(02) Michael D. Dunham	(04) Dale J. Kent	(06) Robert A. Rudell

_______________________________________________________________
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THE NOMINEE’S NAME IN THE SPACE PROVIDED ABOVE.

Please date and sign the reverse side of this card.